                                                                   EXHIBIT 10.48



                      AGREEMENT RE: INTERCREDITOR AGREEMENT

        Reference is hereby made to that certain Intercreditor Agreement dated August 1, 1995 (the "Intercreditor Agreement"), by and among Bank of America, National Association, the successor to Bank of America National Trust and Savings Association, as "Lender", and each of Teachers Insurance and Annuity Association of America, Transamerica Life Insurance & Annuity Company, Transamerica Occidental Life Insurance Company, and New England Mutual Life Insurance Company collectively as "Noteholders". Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Intercreditor Agreement.

        The Intercreditor Agreement was executed in connection with extensions of credit by the Noteholders and the Lender to Williams-Sonoma, Inc., a California corporation (the "Company"), and provides, among other things, for the pro rata sharing of certain payments under guaranties provided by the subsidiaries of the Company for the Company's indebtedness to the Noteholders, the Lender and other lenders.

        The undersigned, Firstar Bank NA ("Firstar") proposes to enter into an Amended and Restated Credit Agreement dated as of August 23, 2000 (the "Credit Agreement"), with the Company pursuant to which various lenders, including Firstar, will provide the Company with a revolving credit facility of up to $200,000,000, which Credit Agreement will be guaranteed by the Company's subsidiaries (said guaranties being hereafter referred to individually as a "Syndicated Credit Agreement Subsidiary Guaranty", and collectively as the "Syndicated Credit Agreement Subsidiary Guaranties").

        Firstar hereby acknowledges that it has received a copy of the Intercreditor Agreement, has reviewed same and is familiar with all of the terms and provisions thereof.

        By execution hereof, Firstar hereby agrees (i) to be bound by all of the terms and provisions of the Intercreditor Agreement with respect to payments under any Syndicated Credit Agreement Subsidiary Guaranty, (ii) that each Syndicated Credit Agreement Subsidiary Guaranty shall constitute a "Subsidiary Guaranty" under and as defined in the Intercreditor Agreement, (iii) that all principal of, premium, if any, and interest on, the loans made under and pursuant to the Credit Agreement and any other obligations of the Company under the Credit Agreement which are guaranteed by the Syndicated Credit Agreement Subsidiary Guaranties shall be "Subject Obligations" under and as defined in the Intercreditor Agreement, (iv) that the Credit Agreement shall be a "Bank Credit Agreement" under and as defined in the Intercreditor Agreement, (v) that loans made under the Credit Agreement shall be "Loans" under and as defined in the Intercreditor Agreement, and (vi) that Firstar shall be and become a "Creditor" under and as defined in the Intercreditor Agreement.

        Any notices under the Intercreditor Agreement shall be delivered to Firstar at the following address:



AGREEMENT RE: INTERCREDITOR AGREEMENT
(Firstar Bank NA) - Page 1

               Firstar Bank NA
               One Firstar Plaza
               Tram 12-3
               St. Louis, Missouri 63101
               Attention: Steve Reese, Banking Officer

        The signatories hereto may execute this agreement in separate counterparts, all of which will constitute one and the same instrument when taken together.

        Executed as of this 23rd day of August, 2000.


                                        FIRSTAR BANK NA


                                        By:  /s/ STEPHEN M. REESE
                                            ------------------------------------
                                        Name: STEPHEN M. REESE
                                              ----------------------------------
                                        Title: SENIOR VICE PRESIDENT
                                               ---------------------------------


        Bank of America, National Association, the successor to Bank of America National Trust and Savings Association, as Lender under the Intercreditor Agreement and as the administrative agent under the Credit Agreement, hereby acknowledges the foregoing undertaking by Firstar, and confirms and reaffirms its obligations under the Intercreditor Agreement.


                                        BANK OF AMERICA, NATIONAL ASSOCIATION


                                        By:
                                            ------------------------------------
                                              Michael Sanz
                                              Vice President



AGREEMENT RE: INTERCREDITOR AGREEMENT
(Firstar Bank NA) - Page 2

              Firstar Bank NA
              One Firstar Plaza
              Tram 12-3
              St. Louis, Missouri 63101
              Attention: Steve Reese, Banking Officer

        The signatories hereto may execute this agreement in separate counterparts, all of which will constitute one and the same instrument when taken together.

        Executed as of this 23rd day of August, 2000.


                                        FIRSTAR BANK NA


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


        Bank of America, National Association, the successor to Bank of America National Trust and Savings Association, as Lender under the Intercreditor Agreement and as the administrative agent under the Credit Agreement, hereby acknowledges the foregoing undertaking by Firstar, and confirms and reaffirms its obligations under the Intercreditor Agreement.


                                        BANK OF AMERICA, NATIONAL ASSOCIATION


                                        By:   /s/ MICHAEL SANZ
                                            ------------------------------------
                                              Michael Sanz
                                              Vice President



AGREEMENT RE: INTERCREDITOR AGREEMENT
(Firstar Bank NA) - Page 2

               Union Bank of California, N.A.
               350 California Street, 6th Floor
               San Francisco, California 94104
               Attention: Cecilia Valente, Senior Vice President & Manager

        The signatories hereto may execute this agreement in separate counterparts, all of which will constitute one and the same instrument when taken together.

        Executed as of this 23rd day of August, 2000.


                                        UNION BANK OF CALIFORNIA, N.A.


                                        By: /s/ J. WILLIAM BLOORE
                                            ------------------------------------
                                        Name: J. WILLIAM BLOORE
                                              ----------------------------------
                                        Title: VICE PRESIDENT
                                               ---------------------------------


        Bank of America, National Association, the successor to Bank of America National Trust and Savings Association, as Lender under the Intercreditor Agreement and as the administrative agent under the Credit Agreement, hereby acknowledges the foregoing undertaking by UBC, and confirms and reaffirms its obligations under the Intercreditor Agreement.


                                        BANK OF AMERICA, NATIONAL ASSOCIATION


                                        By:   /s/ MICHAEL SANZ
                                            ------------------------------------
                                              Michael Sanz
                                              Vice President



AGREEMENT RE: INTERCREDITOR AGREEMENT
(Union Bank of California, N.A.) - Page 2

              National City Bank
              1 South Broad Street
              Philadelphia, Pennsylvania 19107
              Attention: Thomas J. McDonnell, Senior Vice President

        The signatories hereto may execute this agreement in separate counterparts, all of which will constitute one and the same instrument when taken together.

        Executed as of this 23rd day of August, 2000.


                                        NATIONAL CITY BANK


                                        By:  /s/ THOMAS J. MCDONNELL
                                            ------------------------------------
                                        Name: THOMAS J. MCDONNELL
                                              ----------------------------------
                                        Title: SENIOR VICE PRESIDENT
                                               ---------------------------------


        Bank of America, National Association, the successor to Bank of America National Trust and Savings Association, as Lender under the Intercreditor Agreement and as the administrative agent under the Credit Agreement, hereby acknowledges the foregoing undertaking by NCB, and confirms and reaffirms its obligations under the Intercreditor Agreement.


                                        BANK OF AMERICA, NATIONAL ASSOCIATION


                                        By:
                                            ------------------------------------
                                              Michael Sanz
                                              Vice President



AGREEMENT RE: INTERCREDITOR AGREEMENT
(National City Bank) - Page 2

              National City Bank
              1 South Broad Street
              Philadelphia, Pennsylvania 19107
              Attention: Thomas J. McDonnell, Senior Vice President

        The signatories hereto may execute this agreement in separate counterparts, all of which will constitute one and the same instrument when taken together.

        Executed as of this 23rd day of August, 2000.


                                        NATIONAL CITY BANK


                                        By:
                                            ------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


       Bank of America, National Association, the successor to Bank of America National Trust and Savings Association, as Lender under the Intercreditor Agreement and as the administrative agent under the Credit Agreement, hereby acknowledges the foregoing undertaking by NCB, and confirms and reaffirms its obligations under the Intercreditor Agreement.


                                        BANK OF AMERICA, NATIONAL ASSOCIATION


                                        By:   /s/ MICHAEL SANZ
                                            ------------------------------------
                                              Michael Sanz
                                              Vice President



AGREEMENT RE: INTERCREDITOR AGREEMENT
(National City Bank) - Page 2

               The Chase Manhattan Bank
               101 California Street
               San Francisco, CA 94111
               Attention: William Rindfuss, Vice President

        The signatories hereto may execute this agreement in separate counterparts, all of which will constitute one and the same instrument when taken together.

        Executed as of this 23rd day of August, 2000.


                                        THE CHASE MANHATTAN BANK


                                        By: /s/ WILLIAM P. RINDFUSS
                                            ------------------------------------
                                        Name:  WILLIAM P. RINDFUSS
                                              ----------------------------------
                                        Title: VICE PRESIDENT
                                               ---------------------------------


        Bank of America, National Association, the successor to Bank of America National Trust and Savings Association, as Lender under the Intercreditor Agreement and as the administrative agent under the Credit Agreement, hereby acknowledges the foregoing undertaking by Chase, and confirms and reaffirms its obligations under the Intercreditor Agreement.


                                        BANK OF AMERICA, NATIONAL ASSOCIATION


                                        By:
                                            ------------------------------------
                                              Michael Sanz
                                              Vice President



AGREEMENT RE: INTERCREDITOR AGREEMENT
(The Chase Manhattan Bank) - Page 2

              The Chase Manhattan Bank
              101 California Street
              San Francisco, CA 94111
              Attention: William Rindfuss, Vice President

       The signatories hereto may execute this agreement in separate counterparts, all of which will constitute one and the same instrument when taken together.

        Executed as of this 23rd day of August, 2000.


                                        THE CHASE MANHATTAN BANK


                                        By:
                                            ------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


        Bank of America, National Association, the successor to Bank of America National Trust and Savings Association, as Lender under the Intercreditor Agreement and as the administrative agent under the Credit Agreement, hereby acknowledges the foregoing undertaking by Chase, and confirms and reaffirms its obligations under the Intercreditor Agreement.


                                        BANK OF AMERICA, NATIONAL ASSOCIATION


                                        By:   /s/ MICHAEL SANZ
                                            ------------------------------------
                                              Michael Sanz
                                              Vice President



AGREEMENT RE: INTERCREDITOR AGREEMENT
(The Chase Manhattan Bank) - Page 2

              BNP Paribas
              180 Montgomery St.
              San Francisco, California 94104
              Attention: Hamed Farhadi, Vice President

       The signatories hereto may execute this agreement in separate counterparts, all of which will constitute one and the same instrument when taken together.

        Executed as of this 23rd day of August, 2000.


                                        BNP PARIBAS


                                        By:  /s/ INGA BUSCHBAUM
                                            ------------------------------------
                                        Name: INGA BUSCHBAUM
                                             -----------------------------------
                                        Title: VICE PRESIDENT
                                               INTERNATIONAL DIVISION MANAGER
                                              ----------------------------------


                                        By: /s/ RAFIK HOMSI
                                            ------------------------------------
                                        Name: RAFIK HOMSI
                                             -----------------------------------
                                        Title: VICE PRESIDENT
                                              ----------------------------------


        Bank of America, National Association, the successor to Bank of America National Trust and Savings Association, as Lender under the Intercreditor Agreement and as the administrative agent under the Credit Agreement, hereby acknowledges the foregoing undertaking by BNP, and confirms and reaffirms its obligations under the Intercreditor Agreement.


                                        BANK OF AMERICA, NATIONAL ASSOCIATION


                                        By:
                                            ------------------------------------
                                              Michael Sanz
                                              Vice President



AGREEMENT RE: INTERCREDITOR AGREEMENT
(BNP Paribas) - Page 2

               BNP Paribas
               180 Montgomery St.
               San Francisco, California 94104
               Attention: Hamed Farhadi, Vice President

       The signatories hereto may execute this agreement in separate counterparts, all of which will constitute one and the same instrument when taken together.

        Executed as of this 23rd day of August, 2000.

                                        BNP PARIBAS


                                        By:
                                            ------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


       Bank of America, National Association, the successor to Bank of America National Trust and Savings Association, as Lender under the Intercreditor Agreement and as the administrative agent under the Credit Agreement, hereby acknowledges the foregoing undertaking by BNP, and confirms and reaffirms its obligations under the Intercreditor Agreement.


                                        BANK OF AMERICA, NATIONAL ASSOCIATION


                                        By:   /s/ MICHAEL SANZ
                                            ------------------------------------
                                              Michael Sanz
                                              Vice President



AGREEMENT RE: INTERCREDITOR AGREEMENT
(BNP Paribas) - Page 2

               Wells Fargo Bank, N.A.
               420 Montgomery, 9th Floor
               San Francisco, California 94104
               Attention: June Hanson, Relationship Manager

       The signatories hereto may execute this agreement in separate counterparts, all of which will constitute one and the same instrument when taken together.

               Executed as of this 23rd day of August, 2000.


                                        WELLS FARGO BANK, N.A.


                                        By: /s/ JUNE HANSON       /s/ LEE JENSEN
                                            ------------------------------------
                                        Name: JUNE HANSON         LEE JENSEN
                                             -----------------------------------
                                        Title: ASSISTANT VICE     VICE PRESIDENT
                                               PRESIDENT
                                              ----------------------------------


        Bank of America, National Association, the successor to Bank of America National Trust and Savings Association, as Lender under the Intercreditor Agreement and as the administrative agent under the Credit Agreement, hereby acknowledges the foregoing undertaking by Wells Fargo, and confirms and reaffirms its obligations under the Intercreditor Agreement.


                                        BANK OF AMERICA, NATIONAL ASSOCIATION


                                        By:
                                            ------------------------------------
                                              Michael Sanz
                                              Vice President



AGREEMENT RE: INTERCREDITOR AGREEMENT
(Wells Fargo Bank, N.A.) - Page 2

              Wells Fargo Bank, N.A.
              420 Montgomery, 9th Floor
              San Francisco, California 94104
              Attention: June Hanson, Relationship Manager

        The signatories hereto may execute this agreement in separate counterparts, all of which will constitute one and the same instrument when taken together.

        Executed as of this 23rd day of August, 2000.


                                        WELLS FARGO BANK, N.A.


                                        By:
                                            ------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


        Bank of America, National Association, the successor to Bank of America National Trust and Savings Association, as Lender under the Intercreditor Agreement and as the administrative agent under the Credit Agreement, hereby acknowledges the foregoing undertaking by Wells Fargo, and confirms and reaffirms its obligations under the Intercreditor Agreement.


                                        BANK OF AMERICA, NATIONAL ASSOCIATION


                                        By:   /s/ MICHAEL SANZ
                                            ------------------------------------
                                              Michael Sanz
                                              Vice President



AGREEMENT RE: INTERCREDITOR AGREEMENT
(Wells Fargo Bank, N.A.) - Page 2

               First Union National Bank
               Widener Building, 12th Floor
               1 South Penn Square PA4843
               Philadelphia, Pennsylvania 19107
               Attention: Bill Fox, Vice President

        The signatories hereto may execute this agreement in separate counterparts, all of which will constitute one and the same instrument when taken together.

        Executed as of this 23rd day of August, 2000.


                                        FIRST UNION NATIONAL BANK


                                        By: /s/ RANDALL R. MECK
                                            ------------------------------------
                                        Name: RANDALL R. MECK
                                             -----------------------------------
                                        Title: VICE PRESIDENT
                                              ----------------------------------


        Bank of America, National Association, the successor to Bank of America National Trust and Savings Association, as Lender under the Intercreditor Agreement and as the administrative agent under the Credit Agreement, hereby acknowledges the foregoing undertaking by FUNB, and confirms and reaffirms its obligations under the Intercreditor Agreement.


                                        BANK OF AMERICA, NATIONAL ASSOCIATION


                                        By:
                                            ------------------------------------
                                              Michael Sanz
                                              Vice President



AGREEMENT RE: INTERCREDITOR AGREEMENT
(First Union National Bank) - Page 2

              First Union National Bank
              Widener Building, 12th Floor
              1 South Penn Square PA4843
              Philadelphia, Pennsylvania 19107
              Attention: Bill Fox, Vice President

        The signatories hereto may execute this agreement in separate counterparts, all of which will constitute one and the same instrument when taken together.

        Executed as of this 23rd day of August, 2000.


                                        FIRST UNION NATIONAL BANK


                                        By:
                                            ------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


        Bank of America, National Association, the successor to Bank of America National Trust and Savings Association, as Lender under the Intercreditor Agreement and as the administrative agent under the Credit Agreement, hereby acknowledges the foregoing undertaking by FUNB, and confirms and reaffirms its obligations under the Intercreditor Agreement.


                                        BANK OF AMERICA, NATIONAL ASSOCIATION


                                        By:   /s/ MICHAEL SANZ
                                            ------------------------------------
                                              Michael Sanz
                                              Vice President



AGREEMENT RE: INTERCREDITOR AGREEMENT
(First Union National Bank) - Page 2

               The Bank of New York
               Corporate Banking Sector
               One Wall Street
               New York, New York 10286
               Attention: Charlotte Sohn Fuiks, Vice President

        The signatories hereto may execute this agreement in separate counterparts, all of which will constitute one and the same instrument when taken together.

        Executed as of this 23rd day of August, 2000.


                                        THE BANK OF NEW YORK


                                        By:  /s/ CHARLOTTE SOHN FUIKS
                                            ------------------------------------
                                        Name: CHARLOTTE SOHN FUIKS
                                             -----------------------------------
                                        Title: VICE PRESIDENT
                                              ----------------------------------


        Bank of America, National Association, the successor to Bank of America National Trust and Savings Association, as Lender under the Intercreditor Agreement and as the administrative agent under the Credit Agreement, hereby acknowledges the foregoing undertaking by BNY, and confirms and reaffirms its obligations under the Intercreditor Agreement.


                                        BANK OF AMERICA, NATIONAL ASSOCIATION


                                        By:
                                            ------------------------------------
                                              Michael Sanz
                                              Vice President



AGREEMENT RE: INTERCREDITOR AGREEMENT
(The Bank of New York) - Page 2

              The Bank of New York
              Corporate Banking Sector
              One Wall Street
              New York, New York 10286
              Attention: Charlotte Sohn Fuiks, Vice President

        The signatories hereto may execute this agreement in separate counterparts, all of which will constitute one and the same instrument when taken together.

        Executed as of this 23rd day of August, 2000.


                                        THE BANK OF NEW YORK


                                        By:
                                            ------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


        Bank of America, National Association, the successor to Bank of America National Trust and Savings Association, as Lender under the Intercreditor Agreement and as the administrative agent under the Credit Agreement, hereby acknowledges the foregoing undertaking by BNY, and confirms and reaffirms its obligations under the Intercreditor Agreement.


                                        BANK OF AMERICA, NATIONAL ASSOCIATION


                                        By:   /s/ MICHAEL SANZ
                                            ------------------------------------
                                              Michael Sanz
                                              Vice President



AGREEMENT RE: INTERCREDITOR AGREEMENT
(The Bank of New York) - Page 2

               Fleet National Bank
               100 Federal Street
               Mail Code: MA DE 10008E
               Boston, Massachusetts 02110
               Attention: Peter Griswold, Managing Director

        The signatories hereto may execute this agreement in separate counterparts, all of which will constitute one and the same instrument when taken together.

        Executed as of this 23rd day of August, 2000.


                                        FLEET NATIONAL BANK


                                        By:  /s/ PETER L. GRISWOLD
                                            ------------------------------------
                                        Name: PETER L. GRISWOLD
                                             -----------------------------------
                                        Title: MANAGING DIRECTOR
                                              ----------------------------------


        Bank of America, National Association, the successor to Bank of America National Trust and Savings Association, as Lender under the Intercreditor Agreement and as the administrative agent under the Credit Agreement, hereby acknowledges the foregoing undertaking by Fleet, and confirms and reaffirms its obligations under the Intercreditor Agreement.


                                        BANK OF AMERICA, NATIONAL ASSOCIATION


                                        By:
                                            ------------------------------------
                                              Michael Sanz
                                              Vice President



AGREEMENT RE: INTERCREDITOR AGREEMENT
(Fleet National Bank) - Page 2

Fleet National Bank
100 Federal Street
Mail Code: MA DE 10008E
Boston, Massachusetts 02110
Attention: Peter Griswold, Managing Director

       The signatories hereto may execute this agreement in separate counterparts, all of which will constitute one and the same instrument when taken together.

       Executed as of this 23rd day of August, 2000.


                                        FLEET NATIONAL BANK


                                        By:
                                            ------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


       Bank of America, National Association, the successor to Bank of America National Trust and Savings Association, as Lender under the Intercreditor Agreement and as the administrative agent under the Credit Agreement, hereby acknowledges the foregoing undertaking by Fleet, and confirms and reaffirms its obligations under the Intercreditor Agreement.


                                        BANK OF AMERICA, NATIONAL ASSOCIATION


                                        By:   /s/ MICHAEL SANZ
                                            ------------------------------------
                                              Michael Sanz
                                              Vice President



AGREEMENT RE: INTERCREDITOR AGREEMENT
(Fleet National Bank) - Page 2

               Bank of America, National Association
               345 Montgomery Street, Concourse Level
               San Francisco, California 94104
               Attention: Michael Sanz, Vice President

       The signatories hereto may execute this agreement in separate counterparts, all of which will constitute one and the same instrument when taken together.

               Executed as of this 23rd day of August, 2000.


                                        BANK OF AMERICA, NATIONAL ASSOCIATION


                                        By:   /s/ MICHAEL SANZ
                                            ------------------------------------
                                              Michael Sanz
                                              Vice President


        Bank of America, National Association, the successor to Bank of America National Trust and Savings Association, as Lender under the Intercreditor Agreement and as the administrative agent under the Credit Agreement, hereby acknowledges the foregoing undertaking by Bank of America, and confirms and reaffirms its obligations under the Intercreditor Agreement.


                                        BANK OF AMERICA, NATIONAL ASSOCIATION


                                        By:   /s/ MICHAEL SANZ
                                            ------------------------------------
                                              Michael Sanz
                                              Vice President



AGREEMENT RE: INTERCREDITOR AGREEMENT
(Bank of America, National Association) - Page 2

     Further, each of the undersigned hereby acknowledges and agrees to the foregoing:

                                           WILLIAMS-SONOMA, INC.

                                           By:  /s/ SHARON L. MCCOLLAM
                                               --------------------------------
                                           Name:  SHARON L. MCCOLLAM
                                                -------------------------------
                                           Title:  VP FINANCE
                                                 ------------------------------


                                           WILLIAMS-SONOMA STORES, INC.

/s/ PETER MINISTRI                         By:  /s/ SHARON L. MCCOLLAM
Peter Ministri                                 --------------------------------
Manager                                    Name:  SHARON L. MCCOLLAM
                                                -------------------------------
                                           Title:  VP FINANCE
                                                 ------------------------------


                                           WILLIAMS-SONOMA STORES, LLC

                                           By:  /s/ SHARON L. MCCOLLAM
                                               --------------------------------
                                           Name:  SHARON L. MCCOLLAM
                                                -------------------------------
                                           Title:  VP FINANCE
                                                 ------------------------------


                                           HOLD EVERYTHING, INC.

                                           By:  /s/ SHARON L. MCCOLLAM
                                               --------------------------------
                                           Name:  SHARON L. MCCOLLAM
                                                -------------------------------
                                           Title:  VP FINANCE
                                                 ------------------------------


                                           POTTERY BARN, INC.

                                           By:  /s/ SHARON L. MCCOLLAM
                                               --------------------------------
                                           Name:  SHARON L. MCCOLLAM
                                                -------------------------------
                                           Title:  VP FINANCE
                                                 ------------------------------

                                           POTTERY BARN KIDS, INC.

                                           By:  /s/ SHARON L. MCCOLLAM
                                               --------------------------------
                                           Name:  SHARON L. MCCOLLAM
                                                -------------------------------
                                           Title:  VP FINANCE
                                                 ------------------------------


                                           CHAMBERS CATALOG COMPANY, INC.

                                           By:  /s/ SHARON L. MCCOLLAM
                                               --------------------------------
                                           Name:  SHARON L. MCCOLLAM
                                                -------------------------------
                                           Title:  VP FINANCE
                                                 ------------------------------


                                           WILLIAMS-SONOMA RETAIL SERVICES, INC.

                                           By:  /s/ SHARON L. MCCOLLAM
                                               --------------------------------
                                           Name:  SHARON L. MCCOLLAM
                                                -------------------------------
                                           Title:  VP FINANCE
                                                 ------------------------------


                                           WILLIAMS-SONOMA DIRECT, INC.

                                           By:  /s/ SHARON L. MCCOLLAM
                                               --------------------------------
                                           Name:  SHARON L. MCCOLLAM
                                                -------------------------------
                                           Title:  VP FINANCE
                                                 ------------------------------




                                     Page 4